Exhibit (g)(1)(d)

EXHIBIT 1

To Domestic Custody Agreement Between JPMorgan Chase Bank, N.A. (“Bank”)

and ProShares Trust (“ProShares”), dated as of May 25, 2006 as amended through April 7,

2011 (the “Agreement”), and as amended by

AMENDMENT #24 dated as of November 12, 2012

The following are the lists of funds and corresponding fee schedules for which Bank shall provide services in accordance with the Agreement. This Exhibit replaces in its entirety Exhibit 1 and the corresponding fee schedules of the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

PROSHARES TRUST PORTFOLIOS

THAT ARE PARTIES TO THIS CUSTODY AGREEMENT

SCHEDULE A

(as amended and restated November 12 , 2012)

SECURED PARTY	Tax ID
1. ProShares Short S&P500	20-3689256
2. ProShares Short QQQ	20-3689265
3. ProShares Short Dow30	20-3689300
4. ProShares Short MidCap400	20-3689284

5. ProShares UltraShort S&P500	20-3836953
6. ProShares UltraShort QQQ	20-3836962
7. ProShares UltraShort Dow30	20-3836977
8. ProShares UltraShort MidCap400	20-3836984

9. ProShares Ultra S&P500	20-3689227
10. ProShares Ultra QQQ	20-3689103
11. ProShares Ultra Dow30	20-3689206
12. ProShares Ultra MidCap400	20-3689184

13. ProShares Ultra SmallCap600	20-5966033
14. ProShares Ultra Russell2000	20-5963205

15. ProShares Short SmallCap600	01-0879232
16. ProShares Short Russell2000	20-5963749
17. ProShares UltraShort SmallCap600	20-5966134
18. ProShares UltraShort Russell2000	20-5963622

19. ProShares Ultra Basic Materials	20-5974078

20. ProShares Ultra Consumer Goods	20-5974160
21. ProShares Ultra Consumer Services	20-5974211
22. ProShares Ultra Financials	20-5974401
23. ProShares Ultra Health Care	20-5974479
24. ProShares Ultra Industrials	20-5974536
25. ProShares Ultra Oil & Gas	20-5974576
26. ProShares Ultra Real Estate	20-5974751
27. ProShares Ultra Semiconductors	20-5974819
28. ProShares Ultra Technology	20-5974619
29. ProShares Ultra Utilities	20-5974703

30. ProShares UltraShort Basic Materials	20-5974903
31. ProShares UltraShort Consumer Goods	20-5974952
32. ProShares UltraShort Consumer Services	20-5975042
33. ProShares UltraShort Financials	20-5975143
34. ProShares UltraShort Health Care	20-5966268
35. ProShares UltraShort Industrials	20-5966737
36. ProShares UltraShort Oil & Gas	20-5967327
37. ProShares UltraShort Real Estate	20-5967533
38. ProShares UltraShort Semiconductors	20-5967573
39. ProShares UltraShort Technology	20-5967363
40. ProShares UltraShort Utilities	20-5967398

41. ProShares Ultra Russell1000 Value	20-5967698
42. ProShares Ultra Russell1000 Growth	20-5967660
43. ProShares Ultra Russell MidCap Value	20-5972566
44. ProShares Ultra Russell MidCap Growth	20-5967761
45. ProShares Ultra Russell2000 Value	20-5972710
46. ProShares Ultra Russell2000 Growth	20-5972626
47. ProShares UltraShort Russell1000 Value	20-5972877
48. ProShares UltraShort Russell1000 Growth	20-5972820
49. ProShares UltraShort Russell MidCap Value	20-5973025
50. ProShares UltraShort Russell MidCap Growth	20-5972981
51. ProShares UltraShort Russell2000 Value	20-5973176
52. ProShares UltraShort Russell2000 Growth	20-5973099

53. ProShares Short MSCI Emerging Markets	26-0425684
54. ProShares Short MSCI EAFE	26-0426010

55. ProShares UltraShort MSCI Emerging Markets	26-0425564
56. ProShares UltraShort MSCI Japan	26-0425790
57. ProShares UltraShort MSCI EAFE	26-0425948
58. ProShares UltraShort FTSE China 25	26-0425417

59. ProShares UltraShort 7-10 Year Treasury	26-1353841
60. ProShares UltraShort 20+ Year Treasury	26-1353968

61. ProShares Ultra FTSE China 25	26-1686227
62. ProShares Ultra MSCI Japan	26-1686105

63. ProShares Ultra Telecommunications	26-2126869
64. ProShares UltraShort Telecommunications	26-2126749

65. ProShares Short Financials	26-2751472
66. ProShares Short Oil & Gas	26-2751491

67. ProShares Ultra MSCI EAFE	26-1865761
68. ProShares Ultra MSCI Emerging Markets	26-1865598
69. ProShares Ultra Russell3000	27-0215123

70. ProShares UltraShort MSCI Europe	27-0215713
71. ProShares UltraShort MSCI Pacific ex-Japan	27-0215761
72. ProShares UltraShort MSCI Brazil	27-0215820

73. ProShares UltraShort MSCI Mexico Investable Market	27-0215323
74. ProShares UltraShort Russell3000	27-0215181

75. ProShares Credit Suisse 130/30	26-2670007

76. ProShares UltraPro S&P500	27-0368618
77. ProShares UltraPro Short S&P500	27-0368696

78. ProShares Short 20+ Year Treasury	27-0705063

79. ProShares Ultra 7-10 Year Treasury	27-1134361
80. ProShares Ultra 20+ Year Treasury	27-1134375

81. ProShares UltraPro Dow30	27-1549941
82. ProShares UltraPro MidCap400	27-1549427
83. ProShares UltraPro Russell2000	27-1550293
84. ProShares UltraPro QQQ	27-1549798

85. ProShares UltraPro Short Dow30	27-1550022
86. ProShares UltraPro Short MidCap400	27-1549529
87. ProShares UltraPro Short Russell2000	27-1550151
88. ProShares UltraPro Short QQQ	27-1549635

89. ProShares Short Basic Materials	27-1779511
90. ProShares Short Real Estate	27-1779615
91. ProShares Short FTSE China 25	27-1779991
92. ProShares Ultra Nasdaq Biotechnology	26-3639539
93. ProShares UltraShort Nasdaq Biotechnology	26-3639581

94. ProShares Ultra KBW Regional Banking	27-1779852
95. ProShares Short KBW Regional Banking	27-1779716

96. ProShares Ultra MSCI Europe	27-1780206
97. ProShares Ultra MSCI Pacific ex-Japan	27-1780296
98. ProShares Ultra MSCI Brazil	27-1780485
99. ProShares Ultra MSCI Mexico Investable Market	27-1780568

100. ProShares RAFI Long/Short	27-3968549

101. ProShares Hedge Replication ETF	27-4256573

102. ProShares UltraShort TIPS	27-2855220

103. ProShares Short High Yield	27-5040566
104. ProShares Short Investment Grade Corporate	27-5040865
105. ProShares UltraShort 3-7 Year Treasury	27-2856287
106. ProShares Short 7-10 Year Treasury	27-0704884

107. ProShares Ultra High Yield	45-1470999
108. ProShares Ultra Investment Grade Corporate	45-1471128
109. ProShares German Sovereign/Sub-Sovereign ETF	45-3419107
110. ProShares UltraPro 10 Year TIPS/TSY Spread	45-3571566
111. ProShares UltraPro Short 10 Year TIPS/TSY Spread	45-3571576
112. ProShares 30 Year TIPS/TSY Spread	45-3795433

113. ProShares Short 30 Year TIPS/TSY Spread	45-3795515
114. ProShares UltraPro MSCI Emerging Markets	27-1564659
115. ProShares UltraPro Short MSCI Emerging Markets	27-1564729
116. ProShares UltraPro 20+ Year Treasury	27-1564927
117. ProShares UltraPro Short 20+ Year Treasury	27-1564991
118. ProShares USD Covered Bond	45-4218033
119. ProShares UltraPro Financials	45-5439226
120. ProShares UltraPro Short Financials	45-5449466
121. ProShares Merger Arbitrage	45-5493124

SCHEDULE A

PROSHARES TRUST

FEE SCHEDULE

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

from

JPMORGAN CHASE BANK, N.A.

A.	Global Custody Core Service Fees [Portions Redacted]

US Tiered Safekeeping Fee
From	To	Annual Fee Basis Points
	$10,000,000,000	[Redacted]
$10,000,000,001	$25,000,000,000	[Redacted]
$25,000,000,001		[Redacted]

Other Transactions	Fee
Transactions – DTC non-Russell index funds	[Redacted	]
Transactions – DTC Russell index funds	[Redacted	]
Transactions – Fed Book Entry	[Redacted	]
Transactions – Physical/Private Placement	[Redacted	]
Futures/ Options	[Redacted	]
Wires	[Redacted	]
In-Kind Transactions non-Russell index funds	[Redacted	]
In-Kind Transactions Russell index funds	[Redacted	]
Manual Instruction Surcharge	[Redacted	]

JPMorgan will waive [Redacted] bps of the annual U.S. Tiered Safekeeping Fee for twelve months beginning with an effective date of June 1st 2011

B.	Out-of-Pocket Fees (Custody Only)

The Trust shall reimburse JPMorgan for all reasonable out-of-pocket expenses incurred on its behalf.

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

C. Global Fee Schedule

Global Custody Core Service Fees

Asset charges (per annum) and Transaction charges (per security movement). These global custody fees are all the fees contemplated in Section 4.1 of the Global Custody Rider to this agreement.

Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)	Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)
Argentina	20.00	45.00	Jordan	35.00	75.00
Australia	2.00	20.00	Korea	10.00	35.00
Austria	2.50	35.00	Malaysia	8.00	35.00
Belgium	2.50	25.00	Mexico	8.00	25.00
Brazil	12.00	45.00	Morocco	35.00	75.00
Chile	20.00	45.00	Netherlands	2.00	20.00
China	20.00	45.00	New Zealand	3.00	35.00
Colombia	25.00	75.00	Norway	2.00	35.00
Czech Republic	17.00	45.00	Pakistan	35.00	75.00
Denmark	2.00	25.00	Peru	25.00	75.00
Egypt	25.00	50.00	Philippines	8.00	35.00
Finland	2.00	25.00	Poland	17.00	45.00
France	1.75	20.00	Portugal	4.00	35.00
Germany	1.00	15.00	Russia	17.00	45.00
Greece	8.00	25.00	Singapore	4.00	35.00
Hong Kong	3.00	35.00	South Africa	8.00	35.00
Hungary	17.00	45.00	Spain	2.50	35.00
India	10.00	45.00	Sweden	2.00	25.00
Indonesia	8.00	35.00	Switzerland	2.00	20.00
Ireland	2.00	35.00	Taiwan	15.00	45.00
Israel	15.00	45.00	Thailand	8.00	35.00
Italy	2.00	20.00	Turkey	10.00	35.00
Japan	1.25	20.00	United Kingdom	1.00	15.00

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

D. Agency Services

JPMorgan shall be entitled to receive transaction fees from Authorized Participants (APs) according to the following schedule.

JPMorgan is entitled to transaction fees even if the fee is not delivered or required to be delivered from the Authorized Participant. If the transaction fee is not delivered by the Authorized Participant than the fee will be paid to JPMorgan by the relevant fund.

For all “Ultra” funds where a cash Creation Unit transaction occurs; JPM will reimburse the funds for any transaction fee collected from APs above $500.

Transaction fee schedule charged to create or redeem Creation Units regardless of number of units redeemed or created for an order:

FUNDS	FEE	Fund Style
ProShares Ultra S&P500®	$2,500	Ultra
ProShares Short S&P500®	$500	Short
ProShares UltraShort S&P500®	$500	Short
ProShares Ultra QQQ®	$500	Ultra
ProShares Short QQQ®	$500	Short
ProShares UltraShort QQQ®	$500	Short
ProShares Ultra Dow30SM	$500	Ultra
ProShares Short Dow30SM	$500	Short
ProShares UltraShort Dow30SM	$500	Short
ProShares Ultra MidCap400	$2,000	Ultra
ProShares Short MidCap400	$500	Short
ProShares UltraShort MidCap400	$500	Short
ProShares Ultra Russell2000	$3,500	Ultra

ProShares Short Russell2000	$500	Short
ProShares UltraShort Russell2000	$500	Short
ProShares Ultra SmallCap600	$3,000	Ultra
ProShares Short SmallCap600	$500	Short
ProShares UltraShort SmallCap600	$500	Short
ProShares Ultra Russell1000 Value	$3,055	Ultra
ProShares Short Russell1000 Value	$500	Short
ProShares UltraShort Russell1000 Value	$500	Short
ProShares Ultra Russell1000 Growth	$3,415	Ultra
ProShares Short Russell1000 Growth	$500	Short
ProShares UltraShort Russell1000 Growth	$500	Short
ProShares Ultra Russell MidCap Value	$2,405	Ultra
ProShares Short Russell MidCap Value	$500	Short
ProShares UltraShort Russell MidCap Value	$500	Short
ProShares Ultra Russell MidCap Growth	$2,695	Ultra
ProShares Short Russell MidCap Growth	$500	Short
ProShares UltraShort Russell MidCap Growth	$500	Short
ProShares Ultra Russell2000 Value	$3,500	Ultra
ProShares Short Russell2000 Value	$500	Short
ProShares UltraShort Russell2000 Value	$500	Short
ProShares Ultra Russell2000 Growth	$3,500	Ultra
ProShares Short Russell2000 Growth	$500	Short
ProShares UltraShort Russell2000 Growth	$500	Short
ProShares Ultra Basic Materials	$500	Ultra
ProShares Short Basic Materials	$500	Short
ProShares UltraShort Basic Materials	$500	Short

ProShares Ultra Consumer Goods	$755	Ultra
ProShares Short Consumer Goods	$500	Short
ProShares UltraShort Consumer Goods	$500	Short
ProShares Ultra Consumer Services	$1,265	Ultra
ProShares Short Consumer Services	$500	Short
ProShares UltraShort Consumer Services	$500	Short
ProShares Ultra Financials	$625	Ultra
ProShares Short Financials	$250	Short
ProShares UltraShort Financials	$500	Short
ProShares Ultra Health Care	$800	Ultra
ProShares Short Health Care	$500	Short
ProShares UltraShort Health Care	$500	Short
ProShares Ultra Industrials	$1,355	Ultra
ProShares Short Industrials	$500	Short
ProShares UltraShort Industrials	$500	Short
ProShares Ultra Oil & Gas	$250	Ultra
ProShares Short Oil & Gas	$500	Short
ProShares UltraShort Oil & Gas	$250	Short
ProShares Ultra Real Estate	$250	Ultra
ProShares Short Real Estate	$500	Short
ProShares UltraShort Real Estate	$250	Short
ProShares Ultra Semiconductors	$250	Ultra
ProShares Short Semiconductors	$500	Short
ProShares UltraShort Semiconductors	$250	Short
ProShares Ultra Technology	$500	Ultra

ProShares Short Technology	$500		Short
ProShares UltraShort Technology	$250		Short
ProShares Ultra Utilities	$500		Ultra
ProShares Short Utilities	$500		Short
ProShares UltraShort Utilities	$500		Ultra
ProShares Short MSCI Emerging Markets	$500		Short
ProShares Short MSCI EAFE	$500		Short
ProShares UltraShort MSCI Emerging Markets	$250		Short
ProShares UltraShort MSCI Japan	$500		Short
ProShares UltraShort MSCI EAFE	$250		Short
ProShares UltraShort FTSE China 25	$250		Short
ProShares UltraShort 7-10 Year Treasury	$500		Short
ProShares UltraShort 20+ Year Treasury	$500		Short
ProShares Ultra FTSE China 25	$250	*	Ultra
ProShares Ultra FTSE China 25	$875	***	Ultra
ProShares Ultra MSCI Japan	$500	*	Ultra
ProShares Ultra MSCI Japan	$5,000	***	Ultra
ProShares Ultra Telecommunications	$500		Ultra
ProShares UltraShort Telecommunications	$500		Short
ProShares Ultra MSCI EAFE	$500	*	Ultra
ProShares Ultra MSCI EAFE	$1,250	***	Ultra

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, JPMorgan reserves the right to adjust fees

ProShares Ultra MSCI Emerging Markets	$500	*	Ultra
ProShares Ultra MSCI Emerging Markets	$1,250	***	Ultra
ProShares UltraShort MSCI Europe	$500		Short
ProShares UltraShort MSCI Pacific ex-Japan	$500		Short
ProShares UltraShort MSCI Brazil	$250		Short
ProShares UltraShort MSCI Mexico Investable Market	$250		Short
ProShares Ultra Russell3000	$3,500		Ultra
ProShares UltraShort Russell3000	$500		Short
ProShares Credit Suisse 130/30	$500		Alpha
ProShares UltraPro S&P500®	$1,250		Ultra
ProShares UltraPro Short S&P500®	$250		Short
ProShares Short 7-10 Year Treasury	$250		Short
ProShares Short 20+ Year Treasury	$250		Short
ProShares Ultra 7-10 Year Treasury	$250		Ultra
ProShares Ultra 20+ Year Treasury	$250		Ultra
ProShares UltraPro Dow30	$325		Ultra
ProShares UltraPro MidCap400	$1,250		Ultra
ProShares UltraPro Russell2000	$1750		Ultra
ProShares UltraPro QQQ	$500		Ultra
ProShares UltraPro Short Dow30	$250		Short
ProShares UltraPro Short MidCap400	$250		Short
ProShares UltraPro Short Russell2000	$250		Short
ProShares UltraPro Short QQQ	$250		Short

ProShares Short Basic Materials	$500		Short
ProShares Short Real Estate	$500		Short
ProShares Short FTSE China 25	$500		Short
ProShares Ultra Nasdaq Biotechnology	$625		Ultra
ProShares UltraShort Nasdaq Biotechnology	$500		Short
ProShares Ultra KBW Regional Banking	$500		Ultra
ProShares Short KBW Regional Banking	$500		Short
ProShares Ultra MSCI Europe	$500	**	Ultra
ProShares Ultra MSCI Pacific ex-Japan	$500	**	Ultra
ProShares Ultra MSCI Brazil	$250	**	Ultra
ProShares Ultra MSCI Mexico Investable Market	$250	**	Ultra
ProShares RAFI Long/Short	$500		Alpha
ProShares Hedge Replication ETF	$500	*	Alpha
ProShares Ultra TIPS	$250		Ultra
ProShares UltraShort TIPS	$250		Short
ProShares Short High Yield	$250		Short
ProShares Short Investment Grade Corporate	$250		Short
ProShares UltraShort 3-7 Year Treasury	$250		Short
ProShares Short 7-10 Year Treasury	$250		Short
ProShares Ultra High Yield	$250		Ultra
ProShares Ultra Investment Grade Corporate	$250		Ultra
ProShares German Sovereign/Sub-Sovereign ETF	$500		Specialty
ProShares UltraPro 10 Year TIPS/TSY Spread	$250		Specialty
ProShares UltraPro Short 10 Year TIPS/TSY Spread	$250		Specialty
ProShares 30 Year TIPS/TSY Spread	$250		Specialty
ProShares UltraPro MSCI Emerging Markets	$250		Short

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, JPMorgan reserves the right to adjust fees

ProShares UltraPro Short MSCI Emerging Markets	$250	Short
ProShares UltraPro 20+ Year Treasury	$250	Short
ProShares UltraPro Short 20+ Year Treasury	$250	Short
ProShares Covered Bond	$500	Ultra
ProShares UltraPro Financials	$315	Ultra
ProShares UltraPro Short Financials	$250	Short
121. ProShares Merger Arbitrage	$500	Specialty

Additional Transaction Fees.

An additional charge of up to three (3) times the normal creation redemption fee (for a total charge of up to four (4) times the normal creation redemption fee) will be collected with respect to transactions effected by Authorized Participants outside the Clearing Process.

Fee Proposal Acknowledgement

The foregoing fee proposal covers custody, settlement and certain associated services to be performed by JPMorgan Chase Bank, N.A. (“J.P. Morgan”) and/or certain subsidiaries and/or affiliates for ProShares. The signature below indicates that I, as a duly authorized representative of ProShares, have reviewed and accept this fee proposal, which will take effect upon the start of provision of the services described herein by J.P. Morgan for ProShares.This fee proposal will be attached as a schedule to, and will be incorporated into, the custody or trust agreement(s) in effect between ProShares and J.P. Morgan.

This fee schedule shall be in effect for three years from the effective date of 06/01/2011, subject to earlier termination in accordance with Section 9 of the Agreement.

Accepted by:

ProShares Trust	JPMorgan Chase Bank, N.A.

/s/ Todd B. Johnson	/s/ Josh Jacobs
Signature	Signature

Todd B. Johnson	Josh Jacobs
Name	Name

CIO	Vice President
Title	Title

11/20/2012
Date	Date